Exhibit 99.1

Merrill Lynch Loan Management Account® Agreement

1. The Merrill Lynch Loan Management Account®

This Merrill Lynch Loan Management Account Agreement (as amended, modified or supplemented from time to time, the “Agreement”) establishes the terms and conditions that govern the Merrill Lynch Loan Management Account
(“LMA®”) with Merrill Lynch Bank USA (“Bank”). Except as provided below, the LMA is an uncommitted revolving line of credit account. This Agreement will become effective when Bank notifies the Borrower (defined below) that the
LMA has been approved or in any event, upon Bank’s approval of Borrower’s first Advance (as defined herein)
hereunder. This Agreement also includes all applications, approval letters, and any other documents or agreements identified by the Bank as being part of, or subject to, this Agreement.

2. The Parties

This Agreement is between the person(s) who signs the LMA application or Agreement as the borrower or coborrower
(collectively, the “Borrower”), and Bank, which is the lender. Other parties include any person who is providing a lien and security interest in the Securities Account (defined below) and other collateral described below
(Borrower and/or any person providing this lien and security interest is the “Pledgor”), Merrill Lynch, Pierce, Fenner &
Smith Incorporated (“MLPF&S”), Merrill Lynch Bank & Trust Company, FSB (“MLTC”), if applicable, and any person who guarantees the payment of Borrower’s Obligations (as defined herein) under this Agreement (“Guarantor” and together with the Borrower and Pledgor, collectively, the “Loan Parties” and individually, a “Loan Party”). For purposes of this Agreement, the defined term “MLTC” shall only refer to MLTC in its capacity as a custodian of the
Securities Account and not in any capacity as a Loan Party for any purposes hereunder.

3. Advances

Borrower may request a loan advance (“Advance”) at any time. Subject to the terms and conditons of this
Agreement, Bank commits to make Advances in an aggregate amount that the Bank may, in its sole discretion, approve in a notice provided to Borrower, which committed amount, in any event, shall not exceed $100,000
(“Committed Amount”); provided, however, that all business and commercial loans will be uncommitted unless otherwise advised to Borrower by Bank. Bank does not commit to make Advances in excess of the Committed
Amounts. Each Advance up to the Committed Amount shall be made with no requirement of additional credit information from any Loan Party.. Bank’s obligation to provide Advances up to the Committed Amount is subject to
(a) no occurrence or existence of a Remedy Event (as defined herein) or demand by bank, (b) the right of Bank,
MLPF&S, and MLTC to exercise all of their respective rights and remedies under this Agreement, any other agreement, and applicable law, (c) all obligations of each Loan Party to provide indemnity under Section 11 of this
Agreement, and (d) all of the rights of Bank, MLPF&S, and MLTC with respect to the Securities Account (defined below) under this Agreement, any other Agreement or applicable law. In the case of a request for an Advance in excess of the Committed Amount, Bank may, in its sole discretion, provide the requested Advance. Bank may provide Advances in any manner it agrees to from time to time including but not limited to checks drawn on the LMA, wire transfers, and letters of credit. Advances will be subject to the additional terms contained in any written notice or confirmations given by Bank.

Bank generally will not provide Advances and/or issue Letters of Credit that, in the aggregate, cause the total principal Obligations of the Loan Parties to exceed the Maximum Amount established by Bank, but Bank reserves the right to do so in its sole discretion. The “Maximum Amount” is the highest amount of credit that may be available under the LMA on any given date based on the value of the collateral in the Securities Account (defined below). The
Obligations of the Loan Parties are, collectively, all of the indebtedness, liabilities and Obligations of the Loan Parties to Bank under this Agreement and under any other agreement, instrument or document executed in connection herewith and include, without limitation, any Advances, interest, facility fees, reimbursement obligations and fees with respect to any letters of credit, and any other fees, costs and expenses now or hereafter payable by the Loan Parties to Bank under this Agreement and the agreements, instruments and documents executed in connection with this
Agreement. References in this agreement to “total principal Obligations” or to “principal Obligations” shall mean an amount equal to the sum of the principal amount of all Advances then outstanding, plus to the total amount of all letters of credit then outstanding, and any letter of credit fees with respect to any such letters of credit. Subject to the above provisions regarding the Committed Amount, because each Advance is made in the sole discretion of Bank, the Maximum Amount (in excess of the Committed Amount) does not constitute a loan commitment. Subject to the above provisions regarding the Committed Amount, if Bank does not honor a request for an Advance for any reason, whether or not the Advance would cause the LMA to exceed the Maximum Amount, Bank may advise the holder of any check relating to the Advance or any other person that there are insufficient funds in the LMA. If Bank makes an
Advance that exceeds the Maximum Amount, this will not preclude Bank from demanding repayment of that amount
(in whole or in part) or from refusing to make additional Advances in excess of the Maximum Amount.

Letters of credit shall be subject to Bank’s standard terms and conditions set forth in the letter of credit application form and any associated agreement. Those terms and conditions are part of this Agreement. Each letter of credit must be in an amount not less than $200,000, however, Bank may in its discretion issue letters of credit in smaller amounts. Upon the issuance of any letter of credit by Bank, Bank’s commitment to make Advances up to the
Committed Amount shall automatically be decreased by the amount of such letter of credit for so long as such letter of credit is outstanding. If any person seeks to restrain payment of or drawing under a letter of credit, or any court extends the term of a letter of credit or takes any action that has a similar effect, then Borrower shall provide Bank with additional collateral satisfactory to Bank. Each Loan Party pledges and grants to Bank a lien and security interest in all claims in respect of any transaction underlying any letter of credit.

Bank, MLPF&S, MLTC and Merrill Lynch Group shall have no liability for any actual, consequential, or other damages by reason of Bank’s refusal or failure to make any Advance, and each Loan Party hereby acknowledges and agrees that none of Bank, MLPF&S, MLTC and Merrill Lynch Group have any fiduciary duties to any Loan Party under this
Agreement. The “Merrill Lynch Group” means Merrill Lynch & Co., Inc. and any of its subsidiaries.

4. Types of Advances; Finance Charges

Bank offers three types of Advances, which are Variable Rate Advances, Fixed Rate Advances, and Term Advances.
Unless Borrower specifies otherwise at the time of the Advance and the Bank in its sole discretion agrees to such request, all Advances will be made as Variable Rate Advances. All reimbursement obligations relating to letters of credit that are not paid immediately shall be automatically treated as Variable Rate Advances.

Variable Rate Advances bear finance charges at a variable rate of interest. The interest rate will adjust on Monday of each week and will be equal to the LIBOR Rate in effect as of the preceding Friday plus the Spread. The “LIBOR
Rate” means the one month rate expressed as per annum rate at which deposits in U.S. dollars are offered in
London, England to prime banks in the London Interbank market as displayed on Telerate Screen page 3750 as of
11:00 a.m. (London time) on such Friday (or, if such Friday is not a Business Day, then on the preceding Business
Day). Telerate Screen page 3750 means the display designated as page 3750 on the Dow Jones Telerate Service or such other page(s) that replace Page 3750. If such rate does not appear on Telerate Screen page 3750 or any replacement page(s) on any relevant date, then LIBOR Rate means the LIBOR Rate as published in The Wall Street
Journal “Money Rates” table (or any successor or replacement format) on such relevant date. The “Spread” is the number of percentage points stated in the applicable notice or confirmation given by Bank. After the first anniversary of the date this Agreement becomes effective, Bank may change the Spread in Bank’s discretion upon at least 30 days notice of any such change. A “Business Day” is a day on which Bank is open for business; provided that, with respect to Advances bearing finance charges at the LIBOR Rate, “Business Day” means a day on which deposits in
U.S. dollars and any other relevant currency may be dealt in on the London Interbank Market and the Bank is open for business. All accrued finance charges, fees and other charges on any Variable Rate Advance will be due and payable upon the earlier of demand or on the first Business Day of the month following the end of each billing cycle, and any such amount not paid when due or upon demand shall become a Variable Rate Advance.

Fixed Rate Advances bear finance charges at a fixed rate of interest equal to the Fixed Rate Advance Index plus the
Spread. At Bank’s sole discretion, Borrower may convert a Variable Rate Advance to a Fixed Rate Advance. A
Fixed Rate Advance must be for at least $100,000 and will have a specific interest rate set for a term of 1, 2, 3, 6, 9 or 12 months that is called the Fixed Rate Period. The interest rate, the Fixed Rate Advance Index, the Spread, and the Fixed Rate Period (absent demand) will all be stated in the applicable notice or confirmation given by Bank. Each
Fixed Rate Advance, together with all accrued finance charges, fees and other charges, will be due and payable upon the earlier of demand or on the last day of the Fixed Rate Period. Upon the last day of the Fixed Rate Period, the Fixed Rate Advance, together with all accrued finance charges, fees and other charges, will either, at the Bank’s discretion, be renewed as a Fixed Rate Advance for the same period or convert to a Variable Rate Advance except, at Bank’s discretion, Borrower may renew the Advance for another Fixed Rate Period if Borrower’s renewal request is received not later than 2:00 p.m. Eastern Time, three Business Days prior to the last day of the terminating Fixed
Rate Period. The renewal must state the renewal date (which is the last day of the maturing Fixed Rate Period), the amount of the Fixed Rate Advance to be renewed, and the length of the renewal Fixed Rate Period. Any Fixed Rate
Advance that is neither renewed nor paid when due or upon demand shall become, together with all accrued finance charges, a Variable Rate Advance.

Term Advances bear finance charges at a fixed rate of interest equal to the Term Advance Index plus the Spread. At
Bank’s discretion, Borrower may convert a Variable Rate Advance to a Term Advance. A Term Advance must be for at least $100,000 and will have a specific interest rate set for a term of 12 months or more that is called the Term
Period. All accrued finance charges on the Term Advance will be due and payable upon the earlier of (a) demand, or
(b) monthly, quarterly, semi-annually, or annually, as required by Bank. The interest rate, the Term Advance Index, the Spread, the Term Period, and the payment schedule (absent demand) for accrued finance charges will all be stated in the applicable notice or confirmation given by Bank. Each Term Advance, together with all accrued finance charges, fees and other charges, will be due and payable upon the earlier of demand or on the last day of the Term
Period. Any Term Advance that is not paid when due or upon demand shall become, together with all accrued finance charges, fees and other charges, a Variable Rate Advance.

Bank will calculate the finance charges on each Advance as follows. The finance charge for each day of the billing period will be calculated by multiplying the daily balance of that Advance for that day by the applicable rate of interest in effect that day, and dividing the resulting amount by 360. The sum of the finance charges, as so calculated, for each day of the billing period will be equal to the total finance charges for that Advance for the billing period. The daily balance for each day is equal to the beginning principal balance of the Advance for that day, plus all new
Advances taken that day, less any payments or credits that are applied to reduce the outstanding balance of the
Advance.

Finance charges and other fees and charges due under this Agreement that are not paid at the end of a billing cycle will become a Variable Rate Advance and will thereafter bear additional finance charges at the applicable interest rates until the Advance is paid in full. The interest calculation as described above may result in compounding of interest.

5. Promise to Pay; Demand; Payments; Other Fees and Charges

Borrower agrees to pay to Bank all Advances, regardless of the form in which they are obtained, plus all finance charges, other fees and charges and all other amounts payable under this Agreement.

All amounts due from Borrower to Bank under this Agreement are payable immediately on Bank’s demand and Bank may demand payment at any time even if no Remedy Event has occurred or is in existence. Bank may require the immediate payment of all or any portion of the balance of the LMA and exercise its remedies in connection therewith, upon demand and without prior notice.

Even if Bank has not demanded payment, a Fixed Rate Advance or Term Advance will be due at the end of its respective Fixed Rate Period or Term Period together with any and all accrued and unpaid finance charges, fees and other charges. If a Fixed Rate Advance or Term Advance is repaid prior to the conclusion of its Fixed Rate Period or
Term Period, whether voluntarily, as a prepayment, or involuntarily as the result of Bank’s exercise of any remedy under this Agreement, Borrower will pay Bank a Breakage Fee as stated in the Fee Schedule to Merrill Lynch Loan
Management Account Agreement (“Fee Schedule”) at the time of such repayment.

Borrower agrees to pay Bank all other fees and charges stated in the attached Fee Schedule in the amounts and at the times stated in that Fee Schedule.

If there is more than one Borrower, each is jointly and severally liable under this Agreement, regardless of any divorce, separation or other legal proceedings, or any agreement to the contrary. Each Borrower is fully responsible for all credit extended hereunder. Each Borrower may obtain Advances to the full extent allowed by this Agreement.
Any Borrower may request Bank to cease making Advances by sending Bank a written notice to that effect. The request will not release or otherwise affect the Bank’s interest in the Collateral. Upon the Bank’s acceptance of the request, Bank shall have no obligation to make any additional Advances (including, without limitation, Advances up to the Committed Amount) to any Borrower or to issue any letters of credit for the benefit of any Borrower, but shall be entitled to convert any interest and other fees and charges due under this Agreement that are not paid at the end of a billing cycle into a Variable Rate Advance as provided by this Agreement. In its discretion, Bank may not reinstate
Advance privileges until each Borrower has consented in writing to the same.

Payments shall be subject to any additional terms set forth in any written notice or confirmation, or as otherwise required by Bank. Each reimbursement obligation relating to a letter of credit will be due on the same day that the corresponding letter of credit draft is honored by Bank. In addition to Borrower’s obligations under any letter of credit application and related agreement pertaining to one or more letters of credit issued by Bank, Borrower agrees to immediately reimburse Bank for all drafts or claims drawn under or made in connection with any letter of credit and any fees, charges and expenses related thereto.

Pledgor may, at its option and in its sole discretion, elect to enter into an agreement pursuant to which payments due under this Agreement may be debited from the Securities Account (defined below) or from any other account maintained by Pledgor with MLPF&S or any other member of the Merrill Lynch Group (other than MLTC). Each Loan
Party acknowledges that Borrower’s receipt of the LMA was not conditioned upon an agreement to make payments by means of such debits. In the event that a payment is not made by such a debit for any reason, Borrower shall make the payment on the date due, without offset or counterclaim, in immediately available funds, to Bank in accordance with the wire transfer instructions provided by Bank from time to time.

All payments shall be made in U.S. dollars in immediately available funds. Any payment received after 2:00 p.m.
Eastern Time, on a particular day, shall be deemed received on the following Business Day.

All payments relating to an Advance shall be applied, as applicable, first to any Breakage Fees due, second to other fees and charges due, third to finance charges due, and last to reduce the outstanding principal balance of the
Advance. All payments shall be net of any taxes or duties. If more than one Advance is outstanding, payments shall be applied to the Advances in such order as Bank determines in its sole discretion.

All payments required under this Agreement shall be made free and clear and without deduction for any taxes, levies, imposts, deductions, charges, withholds or liabilities. If any Loan Party is required by law to deduct any taxes in connection with any amounts payable under this Agreement, the amount payable shall be increased so that after making any required deductions, Bank will receive an amount equal to the amount it otherwise would have received.

6. Security Interest

As security for the performance of Borrower’s Obligations and those of any Guarantor and/or other Pledgor under this
Agreement, Pledgor hereby assigns, transfers, grants and conveys to Bank a continuing, first priority lien and security interest in all of its right, title and interest in all of its securities accounts (collectively, the “Securities Account”)
(including all financial assets from time to time held in the Securities Account(s)) established at MLPF&S and/or
MLTC that have been designated by Pledgor as the collateral for the LMA herein, in one or more applications for the
LMA or otherwise in writing, as well as all of Pledgor’s right, title and interest in and to all monies, debts, claims, securities, securities entitlements, financial assets, investment property and other property deposited by Pledgor with or owed or owing to Pledgor by Bank or any member of the Merrill Lynch Group. Pledgor may, by notice to Bank or
Merrill Lynch Group, grant Bank a lien and security interest in additional Securities Accounts established with
MLPF&S and/or MLTC. Bank’s, MLPF&S’ and MLTC’s records relating to the LMA shall be conclusive evidence that the Securities Accounts are subject to Bank’s lien and security interest under this Agreement. Bank’s lien and security interest also includes all proceeds of the foregoing, and all proceeds of proceeds. All references in this
Agreement to the “Securities Account” shall include all such Securities Accounts. Terms used herein that are defined in the Uniform Commercial Code as in effect in the State of New York (the “UCC”) shall have the meanings assigned to them in the UCC. Pledgor will take all actions that Bank requests or that are reasonably necessary to assure that
Bank has a continuing perfected first priority lien and security interest in all Securities Accounts. MLPF&S, MLTC and/or Merrill Lynch Group will identify Bank’s lien and security interest in its records for the Securities Account.

If the Securities Account is managed by a trustee of a trust and/or an investment manager, the trustee and/or investment manager to whom discretionary investment authority is delegated may, to the extent permitted by the trust or relevant advisory agreement pertaining to the investment management of such Securities Account (“Advisory
Agreement”) execute transactions in the Securities Account so long as all securities and other financial assets that are purchased, and the proceeds of sales, are credited to the Securities Account; and Bank may allow the trustee and/or investment manager discretion to determine which financial assets shall be sold in the event Bank elects to liquidate the financial assets in the Securities Account, so long as the trustee and/or investment manager acts promptly to facilitate the liquidation. If a Notice of Exclusive Control (described below) is delivered, Bank may in its sole discretion elect to terminate the ability of the trustee and/or investment manager to execute transactions in the
Securities Account.

Pledgor agrees to maintain financial assets in the Securities Account that have a value at least equal to the amount required by Bank from time to time (the “Maintenance Requirement”). The Maintenance Requirement shall be determined by Bank in its sole discretion. In its sole discretion, Bank shall determine from time to time the types of financial assets that may be maintained in the Securities Account and used as collateral under this Agreement. Free credit balances in the Securities Account may be deposited in such accounts as Bank may permit from time to time.

Bank may provide MLPF&S and/or MLTC with entitlement orders or other instructions with respect to the Securities
Account at any time. MLPF&S and/or MLTC shall comply with any instructions received from Bank without the consent of any Loan Party or any other person. MLPF&S and MLTC are not under any duty to inquire as to the basis for such instructions. Each Loan Party acknowledges that Bank has ultimate control over all instructions made with respect to the Securities Account and if there is a conflict between the instructions Bank and Pledgor give to MLPF&S and/or MLTC with respect to the Securities Account, Bank’s instructions will prevail. Bank is entitled to receive duplicates of any and all notices, confirmations and statements of account for the Securities Account. MLPF&S and/or MLTC are each authorized to provide Bank with any and all information in its possession or control relating to the Securities Account and to provide Bank with on-line access to its systems relating to the Securities Account.
Neither MLPF&S nor MLTC has entered into a control agreement with respect to the Securities Account with any other person other than Bank and each agrees that it will not do so while this Agreement is in effect.

So long as Bank has not delivered a Notice of Exclusive Control, MLPF&S and/or MLTC may comply with trading instructions from Pledgor (including any authorized agent) as well as any investment manager without further consent by Bank and Pledgor is permitted to receive all interest and regular cash dividends earned on assets in the Securities
Account monthly but only if in each case the value of the financial assets in the Securities Account continues to satisfy Bank’s Maintenance Requirement. MLPF&S and/or MLTC may complete and execute transactions in the
Securities Account initiated by Pledgor (including but not limited to Visa card purchases and cash advances, electronic funds transfers, Fedwires, and check writing) if the value of the financial assets remaining in the Securities
Account continue to satisfy Bank’s Maintenance Requirement. Pledgor may also purchase, sell or substitute financial assets in the Securities Account if the value of the financial assets remaining in the Securities Account continues to satisfy Bank’s Maintenance Requirement. Pledgor also agrees that transactions made in the Securities Account may be disregarded or reversed if the transaction would result in a breach of this Agreement. If there is a trustee and/or an investment manager (or authorized agent appointed by Pledgor) with respect to the Securities Account, Bank agrees that periodic payment of normal trustee, advisory and service fees from assets in the Securities Account to the trustee and/or investment manager or agent are permitted without Bank’s consent so long as no Loan Party is in breach of this Agreement.

In the Bank’s sole discretion and in any event when a Remedy Event has occurred or is in existence, Bank may at any time notify MLPF&S and/or MLTC, orally or in writing, of its exclusive control in the Securities Account (such notice, “Notice of Exclusive Control”). MLPF&S and MLTC thereafter shall prohibit Pledgor from executing any transactions in the Securities Account. To the extent possible, MLPF&S and MLTC shall each use reasonable efforts to terminate transactions pending in the Securities Account at the time it receives the notice, however, either of
MLPF&S’s or MLTC‘s failure to terminate any such transactions shall not result in any liability whatsoever to MLPF&S or MLTC, as the case may be. Neither MLPF&S nor MLTC will be liable to Bank for complying with instructions from
Pledgor that are received by MLPF&S or MLTC before it receives a Notice of Exclusive Control. Neither MLPF&S nor
MLTC will be liable to any Loan Party for complying with a Notice of Exclusive Control or any instructions from Bank.
MLPF&S and MLTC have no duty to investigate whether Bank is authorized to give any instruction or Notice of
Exclusive Control.

While this Agreement is in effect, each of MLPF&S and MLTC subordinates in favor of Bank any security interest, lien, or right of setoff it may have, now or in the future, against property in the Securities Account, except that each of
MLPF&S and MLTC will retain a prior lien on property in the Securities Account to secure payment for property purchased for the Securities Account and to collect normal commissions and fees for the Securities Account.

This Agreement does not create any obligations for MLPF&S, MLTC or Merrill Lynch Group except for those expressly set forth in this Agreement.

Pledgor, MLPF&S, MLTC and Bank acknowledge that this Agreement supplements Pledgor’s Securities
Account agreement and/or Advisory Agreement with MLPF&S and/or MLTC, as the case may be, with respect to the Securities Account and does not abridge any rights that MLPF&S and/or MLTC might otherwise have other than those expressly noted herein. If there is any inconsistency between this Agreement and such
Securities Account agreement and/or Advisory Agreement, this Agreement shall control.

7. Rights and Remedies

Each of the following shall constitute a “Remedy Event”: (i) failure by the Borrower to pay on Bank’s demand or otherwise when due any principal and/or interest on any Advance (ii) failure by Borrower to reimburse Bank with respect to any letter of credit issued by Bank under this Agreement or to pay Bank when due any letter of credit fees with respect to any letter of credit issued by Bank under this Agreement, (iii) breach by any Loan Party of any covenant or agreement in this Agreement, (iv) any Loan Party becomes the subject of a bankruptcy or similar proceeding, or default in any other obligation to Bank or Merrill Lynch Group, (v) if any Loan Party makes or has made any material misrepresentation, (vi) if the Securities Account is attached, (vii) if the value of the financial assets in the Securities Account or other collateral is in the sole judgment of Bank insufficient, (viii) if the Bank believes in good faith that that the value of the collateral or the Bank’s security interest therein is impaired, (ix) the dissolution, termination of existence or change in control of any of the Loan Parties or the merger, consolidation or sale of substantially all of the assets of any Loan Party, (x) if any Loan Party, if a natural person, dies or is declared incompetent or of unsound mind or is convicted of any crime, (xi) if the Bank determines that there is a material adverse change in any Loan Party’s financial condition or prospects or collateral, or (xii) default by the Loan Party under any agreement with respect to any debt of such Loan Party if the effect of such default shall be to accelerate or to permit the holder of the debt to accelerate the debt.

Without in any way detracting from the demand nature of this Agreement and the ability of the Bank to demand full payment of all debt and liabilities of the Borrower hereunder at any time and for any reason whatsoever, Bank may, in its sole discretion and without prior notice, exercise any or all of the following rights and remedies upon an occurrence of a Remedy Event: demand immediate payment of the entire outstanding balance of the LMA; demand that Borrower and/or Pledgor provide additional collateral to Bank; suspend or terminate Borrower’s ability to obtain
Advances; reduce the Committed Amount; send MLPF&S and/or MLTC a Notice of Exclusive Control; instruct
MLPF&S and/or MLTC to cancel any open orders and close any outstanding contracts for the Securities Account;
decline payment of any checks drawn on the LMA; liquidate the Securities Account and/or other collateral for this
Agreement and apply the proceeds to the LMA; exercise any right of setoff against any property of Borrower or
Guarantor in the possession of Bank or Merrill Lynch Group (other than any account at MLTC that is not part of the
Securities Account) or any of their respective agents; and exercise all other rights of a secured party under applicable law. In addition, to the extent permitted by applicable law, Bank may increase (both before and after judgment, if any)
the Spread on any Advance by two (2) percentage points until the LMA is paid in full. In no event shall the total interest and other fees and charges imposed under this Agreement exceed the maximum amount permitted by law, and any excess shall be refunded or credited to the LMA. Bank is not responsible for any decrease in the value of the financial assets in the Securities Account or other collateral occurring prior to or during liquidation. All Bank’s rights and remedies are cumulative and are in addition to those available at law or equity.

Bank may exercise any one or more of its rights and remedies simultaneously or successively. To the extent permitted by applicable law, each Loan Party agrees to pay all of Bank’s collection costs, costs relating to the disposition of the Securities Account or any other collateral under this Agreement, and all actual related attorney’s fees and court costs. No delay or forbearance in the exercise of any of Bank’s rights or remedies is a waiver of them.
Any waiver of Bank’s rights or remedies must be in writing.

Each Loan Party, to the extent not expressly prohibited by applicable law, waives the right to require Bank to demand payments of amounts due (known as “presentment”); give notice that amounts due have not been paid (known as
“notice of dishonor”); obtain an official certification of nonpayment (known as “protest”); give notice of any default; and
give any other notices or make any demands.

8. Representations, Warranties and Covenants

Each Loan Party, as applicable, continuously represents, warrants and covenants to Bank that each such person owns the Securities Account and other collateral under this Agreement listed in the records of Bank, MLPF&S, MLTC or Merrill Lynch Group as belonging to each such person free of any lien or security interest (other than the lien and security interest established under this Agreement and any lien and security interest in favor of MLPF&S and/or
MLTC); that such person has not and will not pledge the Securities Account, any asset in the Securities Account or any other collateral under this Agreement to any third party other than MLPF&S, MLTC or Merrill Lynch Group; that such person has complied and will comply with all laws, rules, regulations and ordinances; that such person has and will pay promptly when due all taxes imposed upon it; that Borrower will utilize the loan proceeds as stated in the
Application and Federal Reserve Form U-1; that Borrower will promptly notify Bank, using any means stated below, if the purpose of the LMA changes; that such person, if a business entity, is in good standing; that such person, if a natural person, has obtained any spousal or other consents or waivers which may be required by applicable law; that such person has the right to perform all its Obligations under this Agreement; that each has the power and authority to make, execute, deliver and perform its Obligations under this Agreement and the execution, delivery and performance contemplated hereunder and the consummation of transactions under this Agreement have been duly authorized by all necessary action on its part and does not and will not violate any applicable law, contract or agreement (including any organization documents and bylaws, if applicable) to which it is subject or by which its properties are bound; and that this Agreement constitutes the legal, valid and binding obligations of each fully enforceable according to its terms and is effective to create a valid and continuing first priority lien and security interest on the collateral described herein; that there is no litigation, action, proceeding or investigation pending or threatened against it or any of its properties; that such person will not be rendered insolvent by the execution, delivery, and performance of its Obligations hereunder or by the consummation of transactions hereunder; that
Borrower will not attempt to obtain any Advance or Letter of Credit if Borrower knows that credit privileges under this
Agreement have been terminated or suspended; that Borrower will promptly notify Bank in writing at Merrill Lynch
Bank USA, 15 West South Temple, Suite 300, Salt Lake City, Utah, 84101, by telephone at (877) 727-7769, telegraph, or any other reasonable means including, without limitation, any written or oral communication by Borrower to MLPF&S or the Merrill Lynch Group, that an unauthorized use of the LMA has occurred or may occur as the result of the loss or theft of any instrument identifying the LMA, and that Borrower will reasonably assist Bank in determining the facts and circumstances relating to any unauthorized use of the LMA; that there have been no material adverse changes in any such person’s financial status; that every such person will provide Bank with prompt written notice of any change in that person’s name, address, or employment; and that such person will provide Bank with updated financial statements upon request. Each Loan Party, as applicable, agrees to provide Bank, MLPF&S and MLTC with such additional documents or filings as either may request from time to time to effectuate the purposes of this
Agreement, and, to the extent permitted by applicable law, each such person irrevocably appoints Bank as that person’s attorney-in-fact, with full power of substitution and with full authority in the name, place and stead of that person, to file and/or execute any such additional documents from time to time in Bank’s discretion.

Each Loan Party is and will continue to be able to pay its debts as they mature, and the aggregate liquidation valuation of each Loan Party’s assets is, and at all times during the term of this Agreement will continue to be, sufficient to satisfy any and all Obligations of such Loan Party, as the case may be, under this Agreement and under the other documents entered into by any Loan Party in connection herewith.

No Loan Party, nor any of their respective subsidiaries has any material liabilities, fixed or contingent, that are not reflected in the financial statements delivered to Bank or in the notes thereto or that have not otherwise been disclosed in writing to the Bank on or prior to the date of this Agreement. Any such disclosure of such liabilities completely and accurately describes the terms of each such listed liability and any collateral securing the same. Each of the Loan Parties and each person who, to any Loan Party’s knowledge, has or will have an interest in the transactions contemplated in this Agreement or will participate, in any manner whatsoever, in the Advances or issuances of letters of credit, is: (i) not a “blocked” person listed in the Annex to Executive Order Nos. 12947, 13099 and 13224 and all modifications thereto or thereof (the “Annex”); (ii) in full compliance with the requirements of the
USA Patriot Act 2001, 107 Public Law 56 (October 26, 2001) and in other statutes and all orders, rules and regulations of the United States government and its various executive departments, agencies and offices, related to the subject matter of the Patriot Act, including Executive Order 13224 effective September 24, 2001 (the “Patriot Act”)
and all other requirements contained in the rules and. regulations of the Office of Foreign Assets Control, Department
of the Treasury (“OFAC”); (iii) operated under policies, procedures and practices, if any, that are in compliance with the Patriot Act and available to Bank for Bank’s review and inspection during normal business hours and upon reasonable prior notice; (iv) not in receipt of any notice from the Secretary of State or the Attorney General of the
United States or any other department, agency or office of the United States claiming a violation or possible violation of the Patriot Act; (v) not listed as a Specially Designated Terrorist (as defined in the Patriot Act) or as a “blocked”
person on any lists maintained by the OFAC pursuant to the Patriot Act or any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of the OFAC issued pursuant to the Patriot Act or on any other list of terrorists or terrorist organizations maintained pursuant to the Patriot Act; (vi) not a Person who has been determined by competent authority to be subject to any of the prohibitions contained in the Patriot Act; and
(vii) not owned or controlled by or now acting and/or will in the future act for or on behalf of any Person named in the
Annex or any other list promulgated under the Patriot Act or any other Person who has been determined to be subject to the prohibitions contained in the Patriot Act. Each Loan Party shall immediately notify Bank in writing in the event any Loan Party receives notice that any Loan Party becomes listed on the Annex or any other list promulgated under the Patriot Act or is indicted, arraigned, or custodially detained on charges involving money laundering or predicate crimes to money laundering.

Each Loan Party agrees and covenants that it will not publish, disclose or otherwise use (or allow to be published, disclosed or used by any third party on its behalf) in any advertising or promotional material or press release or interview, the name, logo or any trademark of any member of the Merrill Lynch Group.

9. Arbitration with MLPF&S and MLTC

Each Loan Party agrees that all controversies that may arise with MLPF&S concerning the Securities Account held at MLPF&S shall be determined by arbitration as set forth in the Merrill Lynch Client Relationship Agreement and/or
the applicable account agreement governing such Securities Account.

Each Loan Party agrees that all controversies that may arise with MLTC concerning the Securities Account held at
MLTC shall be determined by arbitration as set forth in the Advisory Agreement and/or similar agreement governing such Securities Account, if any to the extent arbitration is provided for therein.

10. Additional Guarantor and Pledgor Covenants

Guarantor Covenants. Each Guarantor irrevocably and unconditionally guarantees to Bank the full and punctual payment of the LMA balance and the performance of all of Borrower’s other Obligations under this Agreement. This is a guaranty of payment and not of collection. Guarantor’s Obligations are additional to, and not instead of, the
Obligations of Borrower and Pledgor. Guarantor’s obligation is a primary obligation, and Bank may exercise any of its rights and remedies against Guarantor before or in lieu of its exercise of any of its rights and remedies against
Borrower or Pledgor.

Pledgor Covenants. Each Pledgor irrevocably and unconditionally agrees that the Bank’s first priority security interest in the Security Account and other collateral under this Agreement is and shall remain in full force and effect by way of continuing security until this Agreement has terminated and the entire LMA balance has been paid in full.

Covenants of Both Guarantor and Pledgor. Guarantor and Pledgor each agree that its respective Obligations shall not be affected by reason of: any waiver or consent given to Borrower or any other person; any amendment to this Agreement or other document; the making or absence of, or delay in, any demand on Borrower or any other person for payment; the enforcement or the absence of, or delay in, enforcement of this Agreement or of any other document, or any failure to perfect the lien and security interest under this Agreement; the release of any agreement, security, guaranty or indemnity; the death, incapacity, bankruptcy, insolvency, winding-up, liquidation, dissolution, merger, reorganization or similar event of or with respect to Borrower or any other person; the illegality, invalidity or unenforceability of any provision of this Agreement or other document, or of any obligation of Borrower or any other person, or any other circumstance that might otherwise constitute a legal or equitable discharge of or defense to it; or
the disallowance of all or a portion of Bank’s claim for repayment of any obligation of any Loan Party under this
Agreement or other document or under any bankruptcy or similar law.

Guarantor and Pledgor each agree to notify the Bank, in writing, before filing any petition seeking the protection of any bankruptcy, insolvency or any similar statutes. In addition, Guarantor and Pledgor shall not take any action that may cause (or fail to take any necessary action that would prevent) a petition in bankruptcy, insolvency or any similar law or procedure to be filed against such Guarantor and/or Pledgor.

Guarantor and Pledgor each agree to notify the Bank, immediately, in writing, of any actions, suits, litigations, arbitrations, administrative proceedings or investigations pending or threatened against Guarantor and/or Pledgor or any of the Securities Accounts in which Guarantor and/or Pledgor have rights that could (a) have a material adverse effect on the business or affairs, condition (financial or otherwise), obligations, operations, performance, properties or prospects of Guarantor and/or Pledgor or (b) affect Guarantor’s and/or Pledgor’s ability to enter into and perform its
Obligations under this Agreement or any of the transactions contemplated by this Agreement.

11. Indemnities

Bank Parties. Each Loan Party agrees, to the extent permitted by applicable law, to indemnify and hold harmless
Bank, its officers, directors, employees, agents, controlling persons, and affiliates (collectively, the “Bank Parties”)
against, and defend the Bank Parties from, all claims, damages, judgments, penalties, costs, expenses, reasonable attorney’s fees and court costs (collectively, “Claims”) that directly or indirectly arise from any of the following:

• Any filing or registration fees, taxes or similar costs imposed on Bank Parties with respect to this Agreement, the LMA, or any Advance.

• Any actions or failure to act by any Loan Party, or any predecessor or successor to such person, or any third party with whom such person has a contractual relationship.

• The performance by any of the Bank Parties under this Agreement, except if those Claims are caused by the
Bank Parties’ gross negligence or willful misconduct.

• Any breach of this Agreement by any Loan Party.

MLPF&S, MLTC and Merrill Lynch Group. Each Loan Party agrees to indemnify and hold harmless MLPF&S,
MLTC and Merrill Lynch Group, their respective officers, directors, employees, agents, controlling persons, and affiliates, as well as any investment manager referenced in Section 6 above and any agent appointed by Borrower
(collectively, the “ML Group Parties”) against, and defend the ML Group Parties from, all Claims that directly or indirectly arise from the maintenance of the Securities Account in accordance with this Agreement, except if those
Claims are caused by MLPF&S’s and/or MLTC’s gross negligence or willful misconduct.

Bank Parties, ML Group Parties. Each Loan Party agrees to indemnify and hold harmless the Bank Parties, the ML
Group Parties (collectively, the “ML Parties”) against, and defend the ML Parties from, all Claims that directly or indirectly arise from any advisory or similar agreement with the investment manager referenced in Section 6 above, or any agreement with any agent appointed by Borrower.

The provisions of this Section 11 will survive any termination of this Agreement.

12. Miscellaneous

• This Agreement will terminate (i) upon transmittal of a written request from Borrower to Bank or Merrill Lynch
Group and Bank’s acceptance of such request, or (ii) at the Bank’s discretion. The Bank will not honor a request to terminate this Agreement unless and until all Obligations of each Loan Party hereunder have been paid and satisfied in full and any request for termination that is granted by the Bank prior to the satisfaction and payment in full of each Loan Party’s Obligations hereunder shall automatically be deemed to be expressly conditioned upon the payment and satisfaction in full of all such Obligations by any Loan
Party.

• All statements will be sent to the address stated in the application for the LMA or as otherwise designated by
Borrower. However, if the LMA or Securities Account is linked to a Merrill Lynch Working Capital
Management Account, Merrill Lynch Cash Management Account or Merrill Lynch Endowment Management
Account at MLPF&S, all statements will be sent to the address designated for that account from time to time.
Unless otherwise required by law, Bank may give instructions, notices, demands or requests to any Loan
Party, orally or in writing, to Borrower’s MLPF&S financial advisor for MLPF&S accounts or the applicable
MLTC trust officer for MLTC accounts, in which case those instructions, notices, demands or requests will be deemed to have been given or made directly. Bank may accept instructions from a Loan Party’s
MLPF&S financial advisor or MLTC trust officer, as the case may be, regarding, without limitation,
Advances, payments, prepayments, journal entries, interest rate periods or debit/credit entries, in which case such instructions will be deemed to have been given or made directly by the applicable Loan Party.

• Each Loan Party hereby authorizes the Bank, from time to time, to lend to itself, as principal or otherwise, or to others, any securities in the Securities Account (other than a Securities Account that is a TMA) and each agrees to execute and deliver to Bank such agreements and other documents as the Bank may reasonably request.

• This Agreement shall be governed by and interpreted under federal law and the internal laws of the State of
Utah (without regard to any choice of law rule that would result in the selection of any law other than federal law or the internal laws of the State of Utah), except that with respect to the Securities Account and Bank’s lien and security interest, this Agreement shall be governed by and interpreted under the internal laws of the
State of New York (without regard to any choice of law rule that would result in the selection of any law other than the internal laws of the State of New York). Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the jurisdiction of MLPF&S and MLTC, and the
Securities Accounts (as well as the security entitlements related thereto) shall be governed by the laws of the State of New York.

• To the extent allowed by law, each Loan Party waives all right to a jury trial with respect to any action or dispute relating to the LMA or this Agreement.

• Bank may modify, amend or rescind any provision of this Agreement (including by adding terms of the same or a different nature) from time to time by giving Borrower 30 days notice in writing prior to the effective date.
No waiver by Bank of any of its rights under this Agreement will be valid unless otherwise agreed to by Bank in writing. If any provision of this Agreement is deemed invalid or unenforceable, the remaining provisions of this Agreement shall nonetheless remain in full force and effect.

• This Agreement is binding upon the parties and their respective heirs, successors and assigns. No Loan
Party may assign any of that person’s rights or Obligations under this Agreement. Bank, MLPF&S, MLTC and Merrill Lynch Group may assign any of their respective rights and Obligations under this Agreement.

FEE SCHEDULE TO MERRILL LYNCH LOAN MANAGEMENT ACCOUNT®
Schedule of Fees

Account Fees
Type	Description	Amount
UPS Facility Fee	New Facility Fee	$1,000
Stop Payment	A Stop Payment fee will apply whenever a Loan Party(3) issues a stop payment order on a Check	$25 for consumer accounts $25 for commercial accounts
Returned Check	A Returned Check fee will apply whenever a check drawn on the Account is not paid by the Bank because of insufficient available credit.	$30 for consumer accounts $25 for commercial accounts
Check Retrieval	A Check Retrieval fee will be imposed when a Loan Party(3) requests a copy of a Check
$3 per canceled check or photocopy after 15 free per year.
$2 per canceled check or photocopy after 25 free per year for CMA Priority Clients.(1)
If, for any reason, the IRS requires copies of canceled checks, the Bank will provide them free of charge upon receipt of the IRS audit documentation.
Note: Copies of canceled checks can be viewed and printed from Merrill Lynch Online® .

Returned Payment	A Returned Payment fee will apply in the event a Loan Party(3) makes a payment by check which is later returned unpaid by the drawee.	$20 for consumer accounts $15 for commercial accounts
FTS Return	A FTS Return fee will be imposed if a transfer of funds to the Account is processed but must later be reversed as a result of the sender’s failure to transmit the funds.	$10
Breakage Fee(2)	The Bank will charge a Breakage Fee in the event that a payment is made of any Advance on a date other than the last day of the billing period.
The Breakage Fee is the cost or expense incurred by the Bank as a result of the payment of any Fixed Rate Advance or Term Advance, in whole or in part, on a date other than the last day of the interest period for such Fixed Rate Advance or Term Advance, whether such payment is made by the Borrower voluntarily or is effected by the Bank liquidating all or a portion of the Securities Account or otherwise. An administrative fee of $100 for processing this early payment will also apply.

LETTER OF CREDIT FEES
TYPE	AMOUNT
Issuance Fee	Percentage	Letter of Credit Amount
	1.25% per annum	$200,000 - $1,000,000
	1.00% per annum	$1,000,001 - $3,000,000
	0.75% per annum	$3,000,000+
Minimum Issuance Fee	$2,500
Amendment Fee	$150 plus a percentage of the amount of any increase equivalent to the Issuance Fee percentage
Auto Renewal Fee for evergreen letters of credit	Same as Issuance Fee
Transfer Fee	$300
Assignment of Proceeds Fee	$300

1Some owners or operators other than Merrill Lynch may limit access and impose other limits on amounts and frequency and may charge   their own fees. 2 Only applicable to Fixed Rate Advances and Term Advances. 3 Loan Party means, individually and collectively, any Borrower, Pledgor or Guarantor under this Agreement as appropriate.

2 Only applicable to Fixed Rate Advances and Term Advances.

3 Loan Party means, individually and collectively, any Borrower, Pledgor or Guarantor under this Agreement as appropriate.